UNITED STATES
SECURITIES AND EXCHANGE  COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported)      August 27, 2007

                                                 HICKOK INCORPORATED
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	0-147 (Commission File Number)	34-0288470 (IRS Employer Identification No.)

    10514 Dupont Avenue      Cleveland, Ohio                                                                                44108
    (Address of principal executive offices)                                                                             (Zip Code)

Registrant's telephone number, including area code         (216) 541-8060

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

             This Current Report on Form 8-K/A is being filed as an amendment to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on August 27, 2007, in order to correct an inaccuracy in the news release furnished with such report. In the news release, we incorrectly stated that "The California program mandates that all vehicles from 1976 through 1995 be tested yearly." The correct statement is "The California program mandates that all vehicles from 1976 through 1995 be tested every other year." We have included this revised statement in a news release issued by Hickok Incorporated on  August 29, 2007,  announcing receipt of certification of equipment that will be offered for a State of California emissions program to be implemented November 1, 2007. The news release is furnished herewith as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits

              99.1  News Release, dated August 29, 2007

SIGNATURES
            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HICKOK INCORPORATED

By:  /s/ Robert L. Bauman
Robert L. Bauman
   President and CEO

Date:    August 29, 2007

EXHIBIT  INDEX

            Exhibit                Description of Exhibit

            99.1                    News Release, dated August 29, 2007